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                                                                 EXHIBIT 10.4




                              DELTEK SYSTEMS, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN


                 1.       ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

                          1.1     ESTABLISHMENT.  The Deltek Systems, Inc.
Employee Stock Purchase Plan (the "PLAN") is established effective as of the effective date of the initial registration by the Company of its Stock under
Section 12 of the Exchange Act (the "EFFECTIVE DATE").

                          1.2     PURPOSE.  The purpose of the Plan is to
provide Eligible Employees of the Participating Company Group with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

                          1.3     TERM OF PLAN.  The Plan shall continue in
effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

                 2.       DEFINITIONS AND CONSTRUCTION.

                          2.1     DEFINITIONS.  Any term not expressly defined
in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

                                  (a)      "BOARD" means the Board of Directors
of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                                  (b)      "CODE" means the Internal Revenue
Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                                  (c)      "COMMITTEE" means a committee of the
Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                                  (d)      "COMPANY" means Deltek Systems,
Inc., a Virginia corporation, or any successor corporation thereto.





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                                  (e)      "COMPENSATION" means, with respect
to any Offering Period, a Participant's base salary and overtime payable in cash during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or
Section 125 of the Code. Compensation shall not include commissions, bonuses, other incentive payments, reimbursements of expenses, allowances, long-term disability, workers' compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

                                  (f)      "ELIGIBLE EMPLOYEE" means an
Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

                                  (g)      "EMPLOYEE" means a person treated as
an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while such individual is on a military leave, sick leave or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event an individual's leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual's right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. All such determinations by the Company shall be, for purposes of an individual's participation in or other rights under the Plan as of the time of the Company's determination, final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                                  (h)      "FAIR MARKET VALUE" means, as of any
date, if there is then a public market for the Stock, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the foregoing, the Fair Market Value per share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Stock.





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                                  (i)      "OFFERING" means an offering of
Stock as provided in Section 6.

                                  (j)      "OFFERING DATE" means, for any
Offering Period, the first day of such Offering Period.

                                  (k)      "OFFERING PERIOD" means a period
established in accordance with Section 6.1.

                                  (l)      "PARENT CORPORATION" means any
present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                                  (m)      "PARTICIPANT" means an Eligible
Employee who has become a participant in an Offering Period in accordance with
Section 7 and remains a participant in accordance with the Plan.

                                  (n)      "PARTICIPATING COMPANY" means the
Company or any Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

                                  (o)      "PARTICIPATING COMPANY GROUP" means,
at any point in time, the Company and all other corporations collectively which are then Participating Companies.

                                  (p)      "PURCHASE DATE" means, for any
Offering Period (or Purchase Period if so determined by the Board in accordance with Section 6.2), the last day of such period.

                                  (q)      "PURCHASE PERIOD" means a period, if
any, established in accordance with Section 6.2.

                                  (r)      "PURCHASE PRICE" means the price at
which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

                                  (s)      "PURCHASE RIGHT" means an option
granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan or any Offering thereunder at any time during an Offering Period.

                                  (t)      "STOCK" means the common stock of
the Company, as adjusted from time to time in accordance with Section 4.2.





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                                  (u)      "SUBSCRIPTION AGREEMENT" means a
written agreement in such form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee's Compensation.

                                  (v)      "SUBSCRIPTION DATE" means the last
business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

                                  (w)      "SUBSIDIARY CORPORATION" means any
present or future "subsidiary corporation" of the Company, as defined in
Section 424(f) of the Code.

                          2.2     CONSTRUCTION.  Captions and titles contained
herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

                 3.       ADMINISTRATION.

                          3.1     ADMINISTRATION BY THE BOARD.  The Plan shall
be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of
Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

                          3.2     AUTHORITY OF OFFICERS.  Any officer of the
Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                          3.3     POLICIES AND PROCEDURES ESTABLISHED BY THE
COMPANY. The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant's election





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under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

                 4.       SHARES SUBJECT TO THE PLAN.

                          4.1     MAXIMUM NUMBER OF SHARES ISSUABLE.  Subject
to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Three Hundred Ninety-Nine Thousand Nine Hundred Ninety-Nine (399,999) and shall consist of authorized but unissued or reacquired shares of the Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

                          4.2     ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

                 5.       ELIGIBILITY.

                          5.1     EMPLOYEES ELIGIBLE TO PARTICIPATE.  Each
Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

                                  (a)      Any Employee who is customarily
employed by the Participating Company Group for twenty (20) hours or less per week; and

                                  (b)      Any Employee who is customarily
employed by the Participating Company Group for not more than five (5) months in any calendar year.





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                          5.2     EXCLUSION OF CERTAIN SHAREHOLDERS.
Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, such Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

                 6.       OFFERINGS.

                          6.1     OFFERING PERIODS.  Except as otherwise set
forth below, the Plan shall be implemented by sequential Offerings of approximately six (6) months duration or such other duration as the Board shall determine. The first Offering Period shall commence on the Effective Date and end on January 31, 1998 (the "INITIAL OFFERING PERIOD"). Subsequent Offerings shall commence on or about February 1 and August 1 of each year and end on or about the next July 31 and January 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings or different commencing or ending dates for such Offerings; provided, however, that no Offering may exceed a term of twenty-seven (27) months. If the first or last day of an Offering Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

                          6.2     PURCHASE PERIODS.  If the Board so
determines, in its discretion, each Offering Period may consist of two (2) or more consecutive Purchase Periods having such duration as the Board shall specify, and the last day of each such Purchase Period shall be a Purchase Date. If the first or last day of a Purchase Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Purchase Period.

                 7.       PARTICIPATION IN THE PLAN.

                          7.1     INITIAL PARTICIPATION.  An Eligible Employee
may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the Company's payroll office or other office designated by the Company not later than the close of business for such office on the Subscription Date established by the Company for such Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company's payroll office or other designated office on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.





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                          7.2     CONTINUED PARTICIPATION.  A Participant shall
automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that such Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.2 or (b) terminated employment as provided in
Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section 7.2, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant's then effective Subscription Agreement. Eligible Employees may not participate simultaneously in more than one Offering if the Company establishes concurrent Offerings.

                 8.       RIGHT TO PURCHASE SHARES.

                          8.1     GRANT OF PURCHASE RIGHT.  Except as set forth
below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase that number of whole shares of Stock determined by dividing Five Thousand Dollars ($5,000) by eighty-five percent (85%) of the Fair Market Value of a share of Stock on the Offering Date of the Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.

                          8.2     PRO RATA ADJUSTMENT OF PURCHASE RIGHT.
Notwithstanding the provisions of Section 8.1, if the Board establishes an Offering Period of less than five and one-half (5 1/2) months or more than six and one-half (6 1/2) months in duration, the number of shares of Stock subject to a Purchase Right shall be determined by (a) multiplying Eight Hundred Thirty-Three and Thirty-Three One Hundredths Dollars ($833.33) by the number of months (rounded to the nearest whole month) in the Offering Period and (b) dividing the product by eighty-five percent (85%) of the Fair Market Value of a share of Stock on the Offering Date of the Offering Period and rounding the result to the nearest whole share.

                          8.3     CALENDAR YEAR PURCHASE LIMITATION.
Notwithstanding any provision of the Plan to the contrary, no Purchase Right shall entitle a Participant to purchase shares of Stock under the Plan at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right has been outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section 8.3 shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.





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                  9.      PURCHASE PRICE.  The Purchase Price at which each
share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

                 10. ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION. Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

                          10.1    AMOUNT OF PAYROLL DEDUCTIONS.  Except as
otherwise provided herein, the amount to be deducted under the Plan from a Participant's Compensation on each payday during an Offering Period shall be determined by the Participant's Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant's Compensation to be deducted on each payday during an Offering Period in one percent (1%) increments not exceeding ten percent (10%) of the Participant's Compensation on such payday. Notwithstanding the foregoing, the amount deducted from a Participant's Compensation during each Offering Period shall not exceed Five Thousand Dollars ($5,000); provided, however, that if the Board establishes an Offering Period of less than five and one-half (5 1/2) months or more than six and one-half (6 1/2) months in duration, the such dollar limit shall be determined by multiplying Eight Hundred Thirty-Three and Thirty-Three One Hundredths Dollars ($833.33) by the number of months (rounded to the nearest whole month) in the Offering Period and rounding the product to the nearest whole dollar. The Board may change the foregoing limits on payroll deductions effective as of any future Offering Date.

                          10.2    COMMENCEMENT OF PAYROLL DEDUCTIONS.  Payroll
deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

                          10.3    ELECTION TO CHANGE OR STOP PAYROLL
DEDUCTIONS. During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company's payroll office or other designated office an amended Subscription Agreement authorizing such change on or before the "Change Notice Date." The "CHANGE NOTICE DATE" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective. However, the Company may change the Change Notice Date from time to time. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Offering or from the Plan as provided in Section 12.1 or 12.2, respectively.





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                          10.4    PARTICIPANT ACCOUNTS.  Individual bookkeeping
accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such Participant's Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

                          10.5    NO INTEREST PAID.  Interest shall not be paid
on sums deducted from a Participant's Compensation pursuant to the Plan.

                 11.      PURCHASE OF SHARES.

                          11.1    EXERCISE OF PURCHASE RIGHT.  On each Purchase
Date of an Offering Period, each Participant who has not withdrawn from the Offering and whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant's payroll deductions accumulated in the Participant's account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

                          11.2    LIMIT ON NUMBER OF SHARES PURCHASABLE IN
OFFERING PERIOD. Any provision herein to the contrary notwithstanding, the Board may establish, effective for any future Offering Period, a limit on the aggregate number of shares of Stock which may be purchased under the Plan by all Participants during such Offering Period.

                          11.3    PRO RATA ALLOCATION OF SHARES.  In the event
that the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1 or the aggregate limit established by the Board pursuant to Section 11.2, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

                          11.4    DELIVERY OF CERTIFICATES.  As soon as
practicable after each Purchase Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such certificates to a broker that holds such certificates in street name for the benefit of each Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

                          11.5    RETURN OF CASH BALANCE.  Any cash balance
remaining in a Participant's Plan account following any Purchase Date shall be refunded to the Participant as soon as





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
practicable after such Purchase Date. However, if the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain such amount in the Participant's Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

                          11.6    TAX WITHHOLDING.  At the time a Participant's
Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

                          11.7    EXPIRATION OF PURCHASE RIGHT.  Any portion of
a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

                          11.8    REPORTS TO PARTICIPANTS.  Each Participant
who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant's Plan account pursuant to Section 11.5.

                 12.      WITHDRAWAL FROM OFFERING OR PLAN.

                          12.1    VOLUNTARY WITHDRAWAL FROM AN OFFERING.  A
Participant may withdraw from an Offering by signing and delivering to the Company's payroll office or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, if a Participant withdraws after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. Unless otherwise indicated by the Participant, withdrawal from an Offering shall not result in the Participant's withdrawal from the Plan or any succeeding Offering therein. Following a Participant's withdrawal from an Offering, the Participant is prohibited from again participating at any time in the same Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal from an Offering be on file with the Company's payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal.

                          12.2    VOLUNTARY WITHDRAWAL FROM THE PLAN.  A
Participant may withdraw from the Plan by signing and delivering to the Company's payroll office or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. A Participant's withdrawal made after a Purchase Date shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is





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prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company's payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal.

                          12.3    RETURN OF PAYROLL DEDUCTIONS.  Upon a
Participant's voluntary withdrawal from an Offering or the Plan pursuant to Sections 12.1 or 12.2, respectively, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

                 13. TERMINATION OF EMPLOYMENT OR ELIGIBILITY. Upon a Participant's ceasing to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, the Participant's participation in the Plan shall terminate immediately. In such event, the payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

                 14.      TRANSFER OF CONTROL.

                          14.1    DEFINITIONS.

                                  (a)      An "OWNERSHIP CHANGE EVENT" shall be
deemed to have occurred if any of the following occurs with respect to the
Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                                  (b)      A "TRANSFER OF CONTROL" shall mean
an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation,





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
an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                                  14.2     EFFECT OF TRANSFER OF CONTROL ON
PURCHASE RIGHTS. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), shall assume the Company's rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period, or Purchase Period, as the case may be, shall be accelerated to a date before the date of the Transfer of Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

                 15. NONTRANSFERABILITY OF PURCHASE RIGHTS. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

                 16. RESTRICTION ON ISSUANCE OF SHARES. The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

                 17. RIGHTS AS A SHAREHOLDER AND EMPLOYEE. A Participant shall have no rights as a shareholder by virtue of the Participant's participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant's Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

                 18. LEGENDS. The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal or state securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

                          "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED
BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE ____________________. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

                 19. NOTIFICATION OF SALE OF SHARES. The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

                 20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                 21. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

                 22. AMENDMENT OR TERMINATION OF THE PLAN. The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the shareholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies.

                 IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Deltek Systems, Inc. 1996 Employee Stock Purchase Plan was duly adopted by the Board of Directors of the Company on November 27, 1996, and the Shareholders of the Company on December 10, 1996.


                                        /s/  Alan R. Stewart
                                        -----------------------------
                                        Secretary

                                  PLAN HISTORY

November 27, 1996         Board adopts the Plan, with an initial reserve of
                          399,999 (post share dividend) shares, effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange
                          Act.

December 10, 1996         Shareholders approve Plan, with an initial reserve of
                          399,999 (post share dividend) shares, effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange
                          Act.

December 17, 1996         Share Dividend issuing two additional shares for
                          every issued and then outstanding share of voting common stock.